POWER OF ATTORNEY

	   Know all by these presents,  that the
undersigned  hereby  constitutes
   and appoints each of John R. Sims and
Felicia D. Thornton,  signing singly,
   the undersigned's true and
lawful attorney-in-fact to:

	   (1)  execute   for  and  on   behalf
of  the   undersigned,   in  the
		   undersigned's  capacity  as a
Section  16  reporting  officer  or
		   member  of the  Board of
Directors  of  Albertson's,  Inc.  (the
		   "Company"), Forms 3, 4, and
5 in accordance with Section 16(a) of
		   the Securities Exchange Act of
1934 and the rules thereunder;

	   (2)  do and  perform  any  and  all
acts  for  and on  behalf  of the
		   undersigned  which may be
necessary or desirable to complete and
		   execute  any  such  Form 3,
4, or 5,  complete  and  execute  any
		   amendment or amendments
thereto,  and timely file such form with
		   the United  States
Securities  and Exchange  Commission  and any
		   stock exchange or
similar authority; and

	   (3)  take any other action of any type
whatsoever in connection  with
		   the foregoing which, in the opinion
of such attorney-in-fact, may
		   be of benefit to, in the best
interest  of, or legally  required
		   by,  the  undersigned,  it being
understood  that the  documents
		   executed by such  attorney-in-fact
on behalf of the  undersigned
		   pursuant  to this  Power of  Attorney
shall be in such  form and
		   shall contain such terms and conditions
as such  attorney-in-fact
		   may approve in such attorney-in-fact's
discretion.

	   The undersigned hereby grants to each such attorney-in-fact full power and  authority  to do and  perform  any
and every act and thing  whatsoever
   requisite,  necessary,  or proper
to be done in the  exercise of any of the
   rights and powers herein
granted,  as fully to all intents and purposes as
   the undersigned
might or could do if personally present, with full power of

substitution or revocation,  hereby  ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in
serving in such capacity at the request
   of the undersigned,  are not
assuming,  nor is the Company assuming, any of
   the  undersigned's
responsibilities  to  comply  with  Section 16  of  the
   Securities
Exchange Act of 1934.

	   This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to
   the undersigned's  holdings of and
transactions in securities issued by the
   Company,  unless  earlier
revoked by the  undersigned  in a signed writing
   delivered to the
foregoing attorneys-in-fact.

	   IN WITNESS WHEREOF,  the undersigned
has caused this Power of Attorney
   to be executed as of this 4th day of
February, 2005.


									   /s/ Duncan C. MacNaughton

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											    Signature


										Duncan C. MacNaughton

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